Exhibit 99.2
Booz Allen Hamilton Fourth Quarter and Full Year Fiscal 2011 June 7, 2011

2 Today's Agenda Curt Riggle Director, Investor Relations Introduction Ralph Shrader Chairman, Chief Executive Officer and President Management Overview Sam Strickland Executive Vice President and Chief Financial Officer Financial Overview Questions and Answers

3 Disclaimers Forward Looking Safe Harbor Statement The following information includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen's preliminary financial results, financial outlook and guidance, including projected Revenue, Diluted EPS, and Adjusted Diluted EPS, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "forecasts,""expects," "intends," "plans," "anticipates," "projects," "outlook," "believes," "estimates," "predicts," "potential," "continue," "preliminary," or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: cost cutting initiatives and other efforts to reduce U.S. government spending, which could reduce or delay funding for orders for services especially in the current political environment; delayed funding of our contracts due to delays in the completion of the U.S. government's budgeting process and the use of continuing resolutions or related changes in the pattern or timing of government funding and spending; any issue that compromises our relationships with the U.S. government or damages our professional reputation; changes in U.S. government spending and mission priorities that shift expenditures away from agencies or programs that we support; the size of our addressable markets and the amount of U.S. government spending on private contractors; failure to comply with numerous laws and regulations; our ability to compete effectively in the competitive bidding process and delays caused by competitors' protests of major contract awards received by us; the loss of GSA schedules or our position as prime contractor on GWACs; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; our ability to generate revenue under certain of our contracts; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in estimates used in recognizing revenue; any inability to attract, train or retain employees with the requisite skills, experience and security clearances; an inability to hire, assimilate and deploy enough employees to serve our clients under existing contracts; an inability to effectively and timely utilize our employees and professionals; failure by us or our employees to obtain and maintain necessary security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors; inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes; internal system or service failures and security breaches; risks related to our indebtedness and credit facilities which contain financial and operating covenants; the adoption by the U.S. government of new laws, rules and regulations, such as those relating to organizational conflicts of interest issues; an inability to utilize existing or future tax benefits, including those related to our NOLs and stock-based compensation expense, for any reason, including a change in law; and variable purchasing patterns under U.S. government GSA schedules, blanket purchase agreements and ID/IQ contracts. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including the prospectus, dated November 16, 2010, relating to the Company's initial public offering. All forward-looking statements attributable to the company or persons acting on the company's behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, the company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note to Non-GAAP Financial Data Information Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen's performance, or liquidity, as applicable investors should (i) evaluate each adjustment in our reconciliation of Operating and Net Income to Adjusted Operating Income, Adjusted EBITDA and Adjusted Net Income, and the explanatory footnotes regarding those adjustments, and (ii) use Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS and Free Cash Flow in addition to, and not as an alternative to operating income or net income as a measure of operating results or Net Cash Provided by Operating Activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential and to enable them to assess Booz Allen's performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen's industry.

Fiscal Year 2011 Business Highlights Revenue growth across all major markets Significant margin gains Significant growth in Total Backlog Successful IPO Refinancing of debt at lower interest rates Ongoing recognition as a "Best Company to Work For" Successful matrix model, collaborative culture, and single P&L Potential for growth in a challenging and uncertain market 4

5 Key Financial Highlights Preliminary Fourth Quarter Fiscal 2011 Results

6 Key Financial Highlights Preliminary Full Year Fiscal 2011 Results

Value Drivers History of organic growth during times of change Margin expansion Commercial/International non-compete expiration Continued scale up in critical Cyber capabilities 7

Outlook 8 Revenue growth forecast: Mid-single digits in H1 Higher Growth in H2 Diluted EPS forecast: $1.40 - $1.50 Adjusted Diluted EPS forecast: $1.55 - $1.65 Fiscal 2012 Outlook

9 Financial Appendix

Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information 10 "Adjusted Operating Income" represents Operating Income before (i) certain stock option-based and other equity-based compensation expenses, (ii) the impact of the application of purchase accounting, (iii) adjustments related to the amortization of intangible assets and (iv) any extraordinary, unusual or non-recurring items. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, (iii) the impact of the application of purchase accounting and (iv) any extraordinary, unusual or non-recurring items. Booz Allen prepares Adjusted EBITDA to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) the impact of the application of purchase accounting, (iv) adjustments related to the amortization of intangible assets, (v) amortization or write-off of debt issuance costs and write-off of original issue discount, or OID, and (vi) any extraordinary, unusual or non-recurring items, in each case net of the tax effect calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Diluted EPS" represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information

Booz | Allen | Hamilton

(Unaudited and in thousands, except per share data)	Three Months Ended March 31,		Fiscal Year Ended March 31,	
	2011	2010	2011	2010
Adjusted Operating Income				
Operating Income	$83,659	$48,553	$319,444	$199,554
Certain stock-based compensation expense (a)	6,816	13,345	39,947	68,517
Purchase accounting adjustments (b)	-	-	-	1,074
Amortization of intangible assets (c)	7,161	10,161	28,641	40,597
Transaction expenses (d)	4,313	-	4,448	3,415
Adjusted Operating Income	$101,949	$72,059	$392,480	$313,157
EBITDA & Adjusted EBITDA				
Net income	$18,070	$4,890	$84,694	$25,419
Income tax expense	13,690	4,174	43,370	23,575
Interest and other, net	51,899	39,489	191,380	150,560
Depreciation and amortization	20,835	23,090	80,603	95,763
EBITDA	104,494	71,643	400,047	295,317
Certain stock-based compensation expense (a)	6,816	13,345	39,947	68,517
Transaction expenses (d)	4,313	-	4,448	3,415
Purchase accounting adjustments (b)	-	-	-	1,074
Adjusted EBITDA	$115,623	$84,988	$444,442	$368,323
Adjusted Net Income				
Net income	$18,070	$4,890	$84,694	$25,419
Certain stock-based compensation expense (a)	6,816	13,345	39,947	68,517
Transaction expenses (e)	10,975	-	20,948	3,415
Purchase accounting adjustments (b)	-	-	-	1,074
Amortization of intangible assets (c)	7,161	10,161	28,641	40,597
Amortization or write-off of debt issuance costs and write-off of OID	29,163	1,854	50,102	5,700
Release of FIN 48 reserves (f)	-	-	(10,966)	-
Adjustments for tax effect (g)	(21,646)	(10,144)	(55,855)	(47,721)
Adjusted Net Income	$50,539	$20,106	$157,511	$97,001
Adjusted Diluted Earnings Per Share				
Weighted-average number of diluted shares outstanding	140,718,057	119,643,501	127,448,700	116,228,380
Adjusted Net Income per diluted share	$0.36	$0.17	$1.24	$0.83
Free Cash Flow				
Net cash provided by operating activities	$15,534	$51,084	$296,339	$270,484
Less: Purchases of property and equipment	(27,351)	(14,405)	(88,784)	(49,271)
Free Cash Flow	$(11,817)	$36,679	$207,555	$221,213

(a) Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the acquisition under the Officer's Rollover Stock Plan that was established in connection with the acquisition. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the acquisition under the Equity Incentive Plan that was established in the connection with the acquisition.

(b) Reflects adjustments resulting from the application of purchase accounting in connection with the acquisition not otherwise included in depreciation and amortization.

(c) Reflects amortization of intangible assets resulting from the acquisition.

(d) Three months ended March 31, 2011 reflects costs related to the modification of our credit facilities in connection with the Refinancing Transaction. Fiscal 2011 reflects debt refinancing costs incurred in connection with the Refinancing Transaction and certain external administrative and other expenses incurred in connection with the initial public offering. Fiscal 2010 reflects costs related to the modification of our credit facilities, the establishment of the Tranche C term loan facility under our senior secured credit facilities and the related payment of special dividends.

(e) Three months ended March 31, 2011 reflects costs related to the modification of our credit facilities and prepayment fees associated with early repayments on the mezzanine term loan and credit facilities in connection with the Refinancing Transaction. Fiscal 2011 reflects debt refinancing costs and prepayment fees incurred in connection with the Refinancing Transaction, as well as certain external administrative and other expenses incurred in connection with the initial public offering. Fiscal 2010 reflects costs related to the modification of our credit facilities, the establishment of the Tranche C term loan facility under our senior secured credit facilities and the related payment of special dividends. (f) Reflects the release of uncertain tax reserves, net of tax.

(g) Reflects tax adjustments at an assumed marginal tax rate of 40%.

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